Exhibit 10.1

SERVICE AGREEMENT NO.	79356
CONTROL NO.	2004-07-16-0007

FTS1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of November, 2004, by and between:

Columbia Gulf Transmission Company
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004, and shall continue in full force and effect until October 31, 2007. Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s Regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage percentage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities; b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported).

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Commercial Services and notices to Shipper shall be addressed to at the following until changed by either party by written notice:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

SERVICE AGREEMENT NO.	79356
CONTROL NO.	2004-07-16-0007

FTS1 SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS1 37992.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER

Title:	PRESIDENT & COO

Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle

Name:	T. N. Brasselle

Title:	MGR Customer Services

Date:	NOV 01 2004

	Revision No.	3
	Control No.	2004-07-16-0007

Appendix A to Service Agreement No. 79356

Under Rate Schedule	FTS1

Between (Transporter)	Columbia Gulf Transmission Company

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Unbundling Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions or Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter’s currently effective Rate Schedule FTS1 Appendix A, Revision N/A with Shipper, which for such points set forth are incorporated by reference.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 3 shall commence as of November 1, 2004. This Appendix A, Revision N/A shall cancel and supersede the previous Appendix A, Revision N/A to the Service Agreement dated November 1, 2004. With the exception of this Appendix A, Revision N/A all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER

Title:	PRESIDENT & COO

Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle

Name:	T. N. Brasselle

Title:	MGR Customer Services

Date:	NOV 01 2004

		Revision No.	3
		Control No.	2004-07-16-0007

Appendix A to Processing Service Agreement No. 79356

Under Rate Schedule	FTS1

Between (Transporter)	Columbia Gulf Transmission Company

and (Shipper)	Washington Gas Light Company

Transportation Demand 71,843 Dth/Day

Primary Receipt Points

Measuring	Foot -	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
2700010		CGT-RAYNE	71,843

		Revision No.	3
		Control No.	2004-07-16-0007

Appendix A to Processing Service Agreement No. 79356

Under Rate Schedule	FTS1

Between (Transporter)	Columbia Gulf Transmission Company

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

Measuring	Foot-	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
801		TCO-LEACH	71,843

SERVICE AGREEMENT NO.	79356
CONTROL NO.	2004-07-16-0006

FTS1 SERVICE AGREEMENT

THIS GREEMENT, made and entered into this   1st day of November, 2004, by and between:

Columbia Gulf Transmission Company
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004, and shall continue in full force and effect until October 31, 2006. Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s Regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage percentage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities; b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported).

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Commercial Services and notices to Shipper shall be addressed to at the following until changed by either party by written notice:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151 ATTN: Tim Sherwood

SERVICE AGREEMENT NO.	79356
CONTROL NO.	2004-07-16-0006

FTS1 SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS1 37992.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER

Title:	PRESIDENT & COO

Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle

Name:	T. N. Brasselle

Title:	MGR Customer Services

Date:	NOV 01 2004

		Revision No.	2
		Control No.	2004-07-16-0006

Appendix A to Service Agreement No. 79356

Under Rate Schedule	FTS1

Between (Transporter)	Columbia Gulf Transmission Company

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Unbundling Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions or Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter’s currently effective Rate Schedule FTS1 Appendix A, Revision N/A with Shipper, which for such points set forth are incorporated by reference.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 2 shall commence as of November 1, 2004. This Appendix A, Revision N/A shall cancel and supersede the previous Appendix A, Revision N/A to the Service Agreement dated November 1, 2004. With the exception of this Appendix A, Revision N/A all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER

Title:	PRESIDENT & COO

Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle

Name:	T. N. Brasselle

Title:	MGR Customer Services

Date:	NOV 01 2004

		Revision No.	2
		Control No.	2004-07-16-0006

Appendix A to Processing Service Agreement No. 79356

Under Rate Schedule	FTS1

Between (Transporter)	Columbia Gulf Transmission Company

and (Shipper)	Washington Gas Light Company

Transportation Demand 71,843 Dth/Day

Primary Receipt Points

Measuring	Foot-	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
2700010		CGT-RAYNE	71,843

		Revision No.	2
		Control No.	2004-07-16-0006

Appendix A to Processing Service Agreement No. 79356

Under Rate Schedule	FTS1

Between (Transporter)	Columbia Gulf Transmission Company

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

Measuring	Foot-	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
801		TCO-LEACH	71,843

SERVICE AGREEMENT NO.   79356
CONTROL NO.            2004-07-16-001

FTS1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this   1st day of November, 2004, by and between:

Columbia Gulf Transmission Company
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second ReviseD Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004, and shall continue in full force and effect until October 31, 2005. Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s Regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage percentage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities; b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported).

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Commercial Services and notices to Shipper shall be addressed to at the following until changed by either party by written notice:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

SERVICE AGREEMENT NO. 79356
CONTROL NO. 2004-07-16-0002

FTS1 SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS1 37992.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER
Name:	TERRY D. McCALLISTER
Title:	PRESIDENT & COO
Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle
Name:	T. N. Brasselle
Title:	MGR Customer Services
Date:	NOV 01 2004

Revision No. 1
Control No. 2004-07-16-0002

Appendix A to Service Agreement No.     79356

Under Rate Schedule	FTS1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Unbundling Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions or Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter’s currently effective Rate Schedule FTS1 Appendix A, Revision N/A with Shipper, which for such points set forth are incorporated by reference.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 1 shall commence as of November 1, 2004. This Appendix A, Revision N/A shall cancel and supersede the previous Appendix A, Revision N/A to the Service Agreement dated November 1, 2004. With the exception of this Appendix A, Revision N/A all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER
Title:	PRESIDENT & COO
Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle
Name:	T. N. Brasselle
Title:	MGR Customer Services
Date:	NOV 01 2004

Revision No. 1
Control No. 2004-07-16-0002

Appendix A to Processing Service Agreement No. 79356

Under Rate Schedule	FTS1
Between (Transporter)	Columbia Gulf Transmission Company
and (Shipper)	Washington Gas Light Company

                                                 Transportation Demand 65,729 Dth/Day

Primary Receipt Points

Measuring	Foot-	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
2700010		CGT-RAYNE	35,729
442		KOCH-BARRON	30,000

Revision No. 1
Control No. 2004-07-16-0002

Appendix A to Processing Service Agreement No.    79356
Under Rate Schedule      FTS1
Between (Transporter)  Columbia Gulf Transmission Company
and (Shipper)                  Washington Gas Light Company

Primary Delivery Points

Measuring	Foot-	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
801		TCO-LEACH	65,729

SERVICE AGREEMENT NO. 79356
CONTROL NO. 2004-07-14-0008

FTS1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this   1st day of November, 2004, by and between:

Columbia Gulf Transmission Company
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of November 1, 2004, and shall continue in full force and effect until October 31, 2008. Shipper and Transporter agree to avail themselves of the Commission’s pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s Regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage percentage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities; b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported).

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to at the following until changed by either party by written notice:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

SERVICE AGREEMENT NO. 79356
CONTROL NO. 2004-07-14-0008

FTS1 SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS1 37992.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER

Title:	PRESIDENT & COO

Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle

Name:	T. N. Brasselle

Title:	MGR Customer Services

Date:	NOV 01 2004

Revision No.
Control No. 2004-07-14-0008

Appendix A to Service Agreement No.    79356
Under Rate Schedule      FTS1
Between (Transporter)  Columbia Gulf Transmission Company
and (Shipper)                  Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Unbundling Reduction Option pursuant to Section 34 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions or Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the Maximum Daily Quantity, as applicable, set forth in Transporter’s currently effective Rate Schedule FTS1 Appendix A, Revision N/A with Shipper, which for such points set forth are incorporated by reference.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A, Revision No. 0 shall commence as of November 1, 2004. This Appendix A, Revision No.0 shall cancel and supersede the previous Appendix A, Revision N/A to the Service Agreement dated N/A. With the exception of this Appendix A, Revision no. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ TERRY D. McCALLISTER

Name:	TERRY D. McCALLISTER

Title:	PRESIDENT & COO

Date:

Columbia Gulf Transmission Company

By:	/s/ T. N. Brasselle

Name:	T. N. Brasselle

Title:	MGR Customer Services

Date:	NOV 01 2004

Revision No.
Control No. 2004-07-14-0008

Appendix A to Processing Service Agreement No.    79356
Under Rate Schedule      FTS1
Between (Transporter)  Columbia Gulf Transmission Company
and (Shipper)                Washington Gas Light Company

Transportation Demand 71,843 Dth/Day

Primary Receipt Points

Measuring	Foot-	Measuring	Maximum Daily
Point No.	note	Point Name	Quantity (Dth/Day)
2700010		CGT-RAYNE	71,843

Revision No.
Control No. 2004-07-14-0008

Appendix A to Processing Service Agreement No.    79356
Under Rate Schedule      FTS1
Between (Transporter)  Columbia Gulf Transmission Company
and (Shipper)                  Washington Gas Light Company

Primary Delivery Points

Measuring Point No.	Foot- note	Measuring Point Name	Maximum Daily Quantity (Dth/Day)
801		TCO-LEACH	71,843